STRADLEY, RONON, STEVENS & YOUNG, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103
                                 (215) 564-8000

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Direct Dial:(215) 564-8193



                            April 1, 1999


FILED VIA EDGAR

Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:      The Barrett Funds
         Rule 497(e) Filing
         File Nos. 811-09035 and 333-65225


Dear Sir or Madam:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, submitted electronically via EDGAR system, is a supplement dated April 1, 1999 to the December 18, 1998 Prospectus of the Barrett Growth Fund, a series of the registrant.

Please direct questions or comments relating to this filing to me at the above referenced telephone number.




                           Very truly yours,


                           Michael P. O'Hare



Attachment




                         BARRETT GROWTH FUND
                  Supplement dated April 1, 1999 to
               the Prospectus dated December 18, 1998


Effective April 1, 1999, the Annual Fund Operating Expenses section located on page 2 of the Barrett Growth Fund Prospectus has been revised as follows:

*Effective April 1, 1999, Barrett Associates has voluntarily agreed to waive its advisory fee or make payments to limit Fund expenses to the extent necessary to ensure that Total Fund Operating Expenses do not exceed 1.25% of average daily net assets until June 30, 2000.
In addition, the Fund is new, so the amount of Other Expenses and Total Operating Expenses are based on estimated amounts for the first year of operations and do not reflect any fee waiver or expense limitation.






Effective April 1, 1999, the Expense Example section located on page
2 of the Barrett Growth Fund Prospectus has been revised   as follows:

Expense Example

                                   1 Year           3 Years

     Without Fee Waiver            $215             $664
     or Expense Limitation*

These dollar amounts do not reflect Barrett Associates agreement to limit the Funds Total Operating Expenses to 1.25% until June 30,
2000. With such expense limit, the amounts paid over 1 and 3 years would equal $127 and $394.